Segmented Information	12 Months Ended
Feb. 28, 2018
Segment Reporting [Abstract]
Segmented Information
15.	Segmented Information

The Company previously operated in one industry segment being the production and distribution of beverages. The Company’s principal operations were comprised of an integrated bottling and distribution system for beverages. Substantially, all of the Company’s operations, assets and employees are located in Canada and net revenue from export sales during all the years reported are less than 10%.

During the year ended February 28, 2018, the Company’s ten largest customers comprised approximately 75% (2017—93%; 2016—96%) of revenue and no one customer comprised more than 26% (2017—74%; 2016—84%) of revenue.